SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         May 20, 2003
                                                         ------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

       Kansas                    0-28936                 48-1008593
       ------                    -------                 ----------
      (State of              (Commission File         (I.R.S. Employer
    Incorporation)               Number)           Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


   (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure
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      On May 20, 2003, Gold Bank-Kansas, a subsidiary of the Registrant, entered into a Restitution Agreement (attached hereto as Exhibit 10.15) and a Pledge and Security Agreement (attached hereto as Exhibit 10.16) with Michael W. Gullion, the former Chairman of the Board, President and Chief Executive Officer of Gold Bank, a Kansas banking corporation, and the former Chairman of the Board and Chief Executive Officer of the Registrant. These agreements are summarized in the Registrant's press release, dated May 23, 2003, which is attached hereto as
Exhibit 99.1.

Item 7.    Financial Statements and Exhibits
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Exhibit Number      Description
--------------      -----------
10.15               Restitution Agreement, dated as of May 20, 2003, by and
                    among Michael W. Gullion and Gold Bank, a Kansas banking corporation.

10.16 Pledge and Security Agreement, dated as of May 20, 2003, by and among Michael W. Gullion and Gold Bank, a Kansas banking corporation.

99.1                Press Release dated May 23, 2003



                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        GOLD BANC CORPORATION, INC.


Dated: May 23, 2003
                                        By:  /s/ Rick J. Tremblay
                                           --------------------------------
                                           Rick J. Tremblay
                                           Executive Vice President and
                                           Chief Financial Officer



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